UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2019

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	98-1271120
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores, Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	TGLS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 20, 2019, Tecnoglass Inc. (the “Company”) held its Annual General Meeting of Shareholders. At the Annual General Meeting, the Company’s shareholders considered four proposals: (i) the election of two Class C directors to serve for the ensuring three-year period and until their successors are elected and qualified; (ii) approval of the voluntary delisting of the Company’s ordinary shares from the Colombian Stock Exchange (Bolsa de Valores de Colombia – BVC) and cancellation of the registration of ordinary shares of the Company from National Registry of Securities and Issuers of the Superintendence of Finance in Colombia and the BVC; (iii) approval, on an advisory basis, of the executive compensation of the Company’s named executive officers; and (iv) approval, on an advisory basis, of the frequency with which the Company will hold an advisory shareholder vote to approve executive compensation of the Company’s named executive officers.

The results of the matters voted on at the Annual General Meeting are set forth below:

Proposal No. 1 - Election of Class C Directors

The election of each Class C director nominee was approved, as follows:

Nominee	Votes For	Votes Against	Abstain

Jose M. Daes	34,681,032	24,257	13,618

A. Lorne Weil	34,207,608	487,594	23,705

Proposal No. 2 - Delisting from the Colombian Stock Exhange

The voluntary delisting of the Company’s ordinary shares from the Colombian Stock Exchange (Bolsa de Valores de Colombia – BVC) and cancellation of the registration of ordinary shares of the Company from National Registry of Securities and Issuers of the Superintendence of Finance in Colombia and the BVC was approved, as follows:

Votes For	Votes Against	Abstain

34,679,817	22,922	16,168

Proposal No. 3 - Approval, on an advisory basis, of the compensation of Named Executive Officers.

The compensation of the Company’s Named Executive Officers was approved, on an advisory basis, as follows:

Votes For	Votes Against	Abstain

34,518,177	77,434	123,296

Proposal No. 4 - Approval, on an advisory basis, of the frequency with which the shareholders should have an advisory vote on the compensation of Named Executive Officers.

The Company’s shareholders approved, on an advisory basis, holding an advisory vote on the compensation of the Company’s Named Executive Officers every three (3) years, as follows:

Every Three Years	Every Two Years	Every One Year	Abstain

4,725,018	468,895	2,922,187	26,532,807

The Company has considered the results of the advisory shareholder vote regarding the frequency of holding an advisory vote on the compensation of the Company’s Named Executive Officers, and has determined that it will follow the advice of the shareholders and will hold an advisory vote on the compensation of the Company’s Named Executive Officers every three years. Accordingly, the Company’s next advisory vote on the compensation of the Company’s Named Executive Officers will occur at the Company’s 2022 annual general meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2019

TECNOGLASS INC.

By:	/s/ Jose M. Daes
Name:	Jose M. Daes
Title:	Chief Executive Officer

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